First NLC Trust 2005-3

Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

	Deal Name		Data
Collateral Characteristics	Pool Balance	$409,863,869.67	Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
				- For MI Flag, Y or N.
	# of Loans	#	2001
	Avg Prin Balance		$204,829.52
	WAC	%	7.224
	WA Net Rate	%	6.71
	WAM	#
	Seasoning	#	3
	Second Liens	%	6.250
	WA CLTV	%	86.067
	WA FICO	#	629
	Prepay Penalties	%	74.914
Arm Characteristics	WAC (Arms only)%		7.005
	WAM (Arms only)	#
	WA Margin	%	6.204
	WA Initial Cap	%	2.994
	WA Periodic Cap	%	1.149
	WA Cap	%	13.328
	WA Months to Roll	#	23.495
Loan Type	Fixed	%	15.685
	Balloons	%	3.808	Both Fixed and Arm Balloons
	2/28 Arms	%	70.595
	3/27 Arms	%	8.202
	Other Hybrid Arms	%	1.710
Index	1-Month LIBOR	%	0.000
	6-Month LIBOR	%	100.000
	Other Index	%	0.000
Loan Purpose	Purchase	%	36.864
	Cash-Out Refi	%	58.980
	Rate-Term Refi	%	4.156
	Debt Consolidation	%
Occupancy Status	Owner	%	94.802
	Second Home	%	0.000
	Investor	%	5.198
Property Type	Single Family	%	76.667
	2-4 Family	%	8.879
	PUD	%	9.040
	MH	%	0.000
	Condo	%	5.414
Doc Type	Full Doc	%	45.658
	Stated Doc	%	53.895
	Limited Doc	%	0.000
	No Doc	%	0.447
MI Data	MI Flag	Y/N	N
	% of Pool Covered	%	0.000
	Effective LTV	%
FICO Distribution	FICO <460%		0.000
	FICO 460-479%		0.000
	FICO 480-499%		0.000
	FICO 500-519%		3.070
	FICO 520-539%		3.968
	FICO 540-559%		5.021
	FICO 560-579%		6.669
	FICO 580-599%		10.785
	FICO 600-619%		13.610
	FICO 620-639%		14.574
	FICO 640-659%		14.852
	FICO 660-679%		10.356
	FICO 680-699%		5.580
	FICO 700-719%		4.440
	FICO 720-739%		3.399
	FICO 740-759%		2.017
	FICO >760%		1.473
WA DTI			39.962

	Deal Name		Data
DTI Distribution	DTI <10.00%		0.731
	DTI 10.00-19.99%		2.618
	DTI 20.00-29.99%		11.028
	DTI 30.00-39.99%		25.952
	DTI 40.00-49.99%		53.333
	DTI 50.00-59.99%		6.339
	DTI 60.00-69.99%		0.000
LTV Distribution	LTV <20%		0.019
	LTV 20.01-30%		0.221
	LTV 30.01-40%		0.484
	LTV 40.01-50%		1.363
	LTV 50.01-60%		2.958
	LTV 60.01-70%		9.282
	LTV 70.01-80%		51.731
	LTV 80.01-90%		22.685
	LTV 90.01-100%		11.255
	LTV >100%		0.000
			Data	Data
Loan Balance Distribution	$0-25,000	# & %	18	0.090
	$25,001-50,000	# & %	126	0.000
	$50,001-75,000	# & %	210	3.244
	$75,001-100,000	# & %	193	4.159
	$100,001-150,000	# & %	306	9.351
	$150,001-200,000	# & %	239	10.253
	$200,001-250,000	# & %	231	12.621
	$250,001-300,000	# & %	216	14.476
	$300,001-350,000	# & %	147	11.683
	$350,001-400,000	# & %	144	13.167
	$400,001-450,000	# & %	80	8.307
	$450,001-500,000	# & %	46	5.341
	$500,001-550,000	# & %	25	3.192
	$550,001-600,000	# & %	12	1.696
	$600,001-650,000	# & %	6	0.925
	$650,001-700,000	# & %	1	0.160
	$700,001-750,000	# & %	1	0.176
	$750,001-800,000	# & %	0	0.000
	$800,001-850,000	# & %	0	0.000
	$850,001-900,000	# & %	0	0.000
	$900,001-950,000	# & %	0	0.000
	$950,001-1,000,000	# & %	0	0.000
	> $1,000,001	# & %	0	0.000
Geographic Distribution	AK	%	0.000
	AL	%	0.000
	AR	%	0.067
	AZ	%	2.185
	CA	%	35.635
	CO	%	0.636
	CT	%	1.234
	DC	%	0.000
	DE	%	0.197
	FL	%	5.516
	GA	%	0.466
	HI	%	0.000
	IA	%	0.295
	ID	%	0.232
	IL	%	0.341
	IN	%	0.345
	KS	%	0.076
	KY	%	0.020
	LA	%	0.142
	MA	%	0.910

Deal Name		Data
MD	%	2.998
ME	%	0.000
MI	%	0.441
MN	%	0.385
MO	%	0.387
MS	%	0.000
MT	%	0.000
NC	%	1.532
ND	%	0.000
NE	%	0.000
NH	%	0.000
NJ	%	8.816
NM	%	0.097
NV	%	2.995
NY	%	24.240
OH	%	0.349
OK	%	0.000
OR	%	0.775
PA	%	1.855
RI	%	0.170
SC	%	0.275
SD	%	0.000
TN	%	0.195
TX	%	0.134
UT	%	0.564
VA	%	2.436
VT	%	0.000
WA	%	2.009
WI	%	1.048
WV	%	0.000
WY	%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%

$600,000-650,000	6	6.779	622	75.00	100.00	66.74	16.62
$650,001-700,000	1	8.990	516	74.86	100.00	100.00	0.00
$700,001-750,000	1	6.550	584	84.01	100.00	100.00	100.00
$751,001-800,000
$800,001-850,000
$850,001-900,000
$900,001-950,000
$950,001-1,000,000
>$1,000,000
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.
Please populate appropriate loan characteristics for each loan bucket.

Percentage by range
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%
	20-30	0.00%	0.00%	0.05%	0.09%	0.01%	0.04%	0.03%	0.00%
	30-40	0.00%	0.00%	0.14%	0.14%	0.21%	0.00%	0.00%	0.00%
	40-50	0.00%	0.00%	0.34%	0.15%	0.40%	0.18%	0.29%	0.00%
LTVs	50-60	0.00%	0.00%	1.00%	0.87%	0.72%	0.24%	0.13%	0.00%
	60-70	0.00%	0.09%	2.41%	2.48%	3.16%	0.72%	0.36%	0.06%
	70-80	0.00%	0.05%	4.14%	8.04%	19.09%	13.16%	5.53%	1.71%
	80-90	0.00%	0.00%	1.99%	6.65%	8.38%	4.41%	1.10%	0.17%
	90-100	0.00%	0.00%	0.03%	1.68%	4.36%	3.30%	1.42%	0.46%
	>100	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
<20
20-30
30-40
40-50
LTVs	50-60				No MI
60-70
70-80
80-90
90-100
>100
Loan Count
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	0	0	0	1	0	0	0
	20-30	0	0	2	4	1	1	1	0
	30-40	0	0	5	4	5	0	0	0
	40-50	0	0	8	4	11	5	6	0
LTVs	50-60	0	0	21	19	16	5	3	0
	60-70	0	2	46	49	45	11	5	1
	70-80	0	1	77	145	307	216	84	24
	80-90	0	0	35	105	138	66	19	4
	90-100	0	0	2	49	220	163	49	16
	>100	0	0	0	0	0	0	0	0

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the “Loans without MI” matrix.

#
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
<20
20-30
30-40
40-50
LTVs	50-60				No MI
60-70
70-80
80-90
90-100
>100
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Number of		Avg. Loan		% of Total			% Owner	%	%
Product Type	WA IO Term	Loans	Loan Balance	Balance	% of Total IO	Pool	WA FICO	WA LTV	Occupied	Purchase	Investor	WA DTI	% Full Doc

ARM 2/28	24	1	289,929.58	289,929.58	0.18	0.07	745	80.00	100.00	100.00	0.00	25.35	0.00
ARM 2/28	60	456	131,714,446.18	288,847.47	81.19	32.14	647	80.43	98.46	50.97	1.54	40.44	39.46
ARM 3/27	60	84	22,557,321.25	268,539.54	13.90	5.50	648	80.18	95.76	44.15	4.24	38.49	46.35
ARM 5/25	120	7	2,010,205.83	287,172.26	1.24	0.49	674	78.40	93.38	6.62	6.62	40.75	82.10
ARM 5/25	60	10	2,887,147.45	288,714.75	1.78	0.70	670	81.43	84.40	69.28	15.60	40.05	50.01
ARM 5/25	84	2	460,999.29	230,499.65	0.28	0.11	614	76.46	100.00	0.00	0.00	36.17	100.00
Fixed 30 yr	60	9	2,306,851.04	256,316.78	1.42	0.56	661	76.96	100.00	0.00	0.00	39.03	71.54

Totals:		569	162,226,900.62	285,108.79	100.00	39.58	648	80.33	97.80	49.02	2.20	40.10	41.69

Please fill out chart with the appropriate characteristics for each rep line. Please note ‘% of total IO’ should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

Initial Periodic Caps

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%

ARM 2/28 - 24mo IO	0.00	0.00	289,929.58	0.00	0.00	0.00	0.00	0.00	0.00
ARM 2/28 - 60mo IO	0.00	0.00	3,279,513.45	0.00	126,245,962.73	0.00	2,188,970.00	0.00	0.00
ARM 3/27 - 60mo IO	0.00	0.00	0.00	0.00	22,257,321.25	0.00	300,000.00	0.00	0.00
ARM 5/25 - 120mo IO	0.00	0.00	0.00	0.00	2,010,205.83	0.00	0.00	0.00	0.00
ARM 5/25 - 60mo IO	0.00	0.00	0.00	0.00	752,672.45	0.00	0.00	0.00	1,748,875.00
ARM 5/25 - 84mo IO	0.00	0.00	0.00	0.00	460,999.29	0.00	0.00	0.00	0.00
Fixed 30 yr - 60mo IO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Totals:	0.00	0.00	3,569,443.03	0.00	151,727,161.55	0.00	2,488,970.00	0.00	1,748,875.00

Please fill out with total value dollars for loans in the pool that fall into each cell of the matrix.

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.